Fees Summary	Feb. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,437,500.00
Previously Paid Amount	0.00
Total Fee Amount	1,855.72
Total Offset Amount	0.00
Net Fee	$ 1,855.72